                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2003
                                                         ----------------


                            Moore Corporation Limited
             (Exact name of registrant as specified in its charter)


            Canada                         1-8014                98-0154502
 (State or other jurisdiction of      (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)


              6100 Vipond Drive
          Mississauga, Ontario, Canada                           L5T 2X1
          ----------------------------                           -------
    (Address of principal executive offices)                    (Zip Code)


                                 (905) 362-3100
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS.

         On January 16, 2003, Moore Corporation Limited ("Parent") and M-W Acquisition, Inc., a wholly owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Wallace Computer Services, Inc. (the "Company"), pursuant to which Merger Sub will be merged with and into the Company (the "Merger") and, under circumstances specified in the Merger Agreement, immediately thereafter the surviving corporation will be merged into another wholly owned subsidiary of Moore. In the Merger, each share of common stock, par value $1.00 per share, of the Company will be converted into either, at the stockholder's election and subject to proration, (A) a number of common shares of Parent ("Parent Common Stock") equal to (i) 1.05 plus (ii) the quotient of (x) 14.40 divided by (y) the average of the daily high and low sales price per share of Parent Common Stock on the last trading day immediately preceding the closing date or (B) an amount in cash, without interest, equal to (i) $14.40 plus (ii) the product of (x) 1.05 multiplied by (y) the average of the daily high and low sales price per share of Parent Common Stock on the last trading day immediately preceding the closing date.

         The Merger Agreement and the transactions contemplated thereby will be submitted for the adoption and approval at a meeting of the stockholders of the Company. Prior to such meeting, Parent will file a registration statement with the Securities and Exchange Commission registering the Parent Common Stock to be issued in the Merger under the Securities Act of 1933. Such shares of Parent Common Stock will be offered to the Company's stockholders pursuant to a prospectus that will be included with the proxy statement relating to the Company's meeting of stockholders.

         The merger is subject to customary conditions, including among other things, approval by the Company's stockholders and regulatory approvals.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated by reference herein.

         The text of the press release announcing the execution of the Merger Agreement is set forth under Item 9 below.

ITEM 7(c).  EXHIBITS.

Exhibit           Description

---------         --------------

2.1 Agreement and Plan of Merger, dated as of January 16, 2003, among Moore Corporation Limited, M-W Acquisition, Inc. and Wallace Computer Services, Inc.

ITEM 9.  REGULATION FD DISCLOSURE.

         On January 17, 2003, Moore issued the following press release:

                  Moore Corporation Limited and Wallace Computer Services, Inc.
                        Announce Merger Creating the Leading Provider of

                           Print Management Solutions

                        US$ 3.6 Billion in Combined Sales

       Substantially Accretive to Earnings for Shareholders in First Year

                        Angelson to Lead Combined Entity

         LISLE, IL, MISSISSAUGA, ONTARIO, and STAMFORD, CT (January 17, 2003)- Moore Corporation Limited (TSX, NYSE: MCL) and Wallace Computer Services, Inc. (NYSE: WCS) today announced the signing of a definitive merger agreement to form one of the largest providers of print management solutions in the world. The combined company, to be named Moore Wallace, would become one of the world's largest integrated providers of commercial print, direct mail, outsourced customer communications, forms, labels, fulfillment and distribution services.

         At yesterday's closing price of US$10.65, Moore will pay aggregate consideration of approximately US$1.3 billion consisting of approximately US$606 million in cash, approximately US$470 million in Moore's common shares, and the assumption of approximately US$210 million in debt. Wallace shareholders will be given the opportunity to elect to receive either cash or shares. The amount amount requested by Wallace shareholders will be subject to proration so that on average each Wallace shareholder will receive US$14.40 in cash and 1.05 shares of Moore for each share of Wallace. At yesterday's closing price of Moore, the transaction is valued at US$25.58 for each share of Wallace. The transaction is intended to qualify under certain circumstances as a tax-free reorganization for U.S. federal income tax purposes, although there can be no assurance that this will be the case and such qualification is not a condition to closing. If it does qualify as a tax-free reorganization, Wallace shareholders who receive only common shares in the reorganization generally should not recognize gain for U.S. federal income tax purposes.

         To complete the transaction, Moore will issue approximately 44.2 million common shares to Wallace shareholders, who, following the merger, will own approximately 28 percent of the combined company. Moore expects to finance the cash portion of the transaction from cash-on-hand and committed financing from a group of banks led by Citigroup/Salomon Smith Barney Inc., Deutsche Bank AG/Deutsche Bank Securities Inc. and Morgan Stanley.

         The merger was unanimously approved by both Boards of Directors and is subject to customary conditions, including among other things, approval by Wallace shareholders and regulatory approvals.

         When the merger is completed, the company will have approximately US$3.6 billion in annual revenues and over 18,500 employees worldwide. The merger is expected to be immediately accretive to earnings, excluding merger related expenses upon closing of the transaction.

         The company expects to generate synergy savings of at least US$50 million on an annualized basis from asset rationalization, elimination of redundant overhead and duplicate IT expenditures, procurement savings and the opportunity to leverage a more comprehensive product offering to its broader customer base. The combined company is expected to generate substantial free cash flow in the first year of consolidated operations.

         "This is truly an historic merger between two great companies," said Mark A. Angelson,

Chief Executive Officer of Moore. "We are creating a world leader in the printing industry with a strong customer base and a diversified manufacturing platform from which to grow our business. Together we will provide an unparalleled set of print management solutions for our customers. This combination will be impressively accretive to shareholder value and will combine the most talented workforces in the industry."

         Mr. Angelson will be Chief Executive Officer of the combined company. At the time of the merger, three of Wallace's directors will be offered positions on the Moore Wallace board.

         M. David Jones, Wallace's chairman and chief executive officer said, "This merger will combine the proven strengths of two powerful organizations. Our new company will provide customers with the most innovative and cost effective solutions for all of their printing needs. We will clearly be the industry leader. Customers and shareholders will be well served by this merger."

         Alfred C. Eckert III, Chairman of Moore's Board, stated: "I am enthusiastic about this transaction and the opportunities that it creates to enhance shareholder value. The combination strengthens our platform and affords us an excellent base from which to grow our business."

         Morgan Stanley provided mergers and acquisitions advice to Moore, and Sullivan & Cromwell LLP acted as legal advisor. Dresdner Kleinwort Wasserstein provided mergers and acquisitions advice to Wallace, and Sidley Austin Brown & Wood acted as legal advisor.

         Founded in 1882, Moore Corporation Limited is an international leader in the management and distribution of print and digital information. Moore operates in three complementary business segments: Forms and Labels, Outsourcing and Commercial. The Forms and Labels business designs, manufactures and sells paper based and electronic business forms and labels and provides electronic print management solutions. The Outsourcing business provides high quality, high volume variably imaged print and mail, electronic statement and database management services. The Commercial business produces high-quality, multi-color personalized business communications and provides direct marketing services, including project, database and list management services. The Moore Internet address is www.moore.com.

         Wallace Computer Services, Inc. is the recognized leader in delivering a comprehensive suite of world-class print management services through its Total Print Management (TPM) program. Total Print Management enables Wallace to meet the unique communications challenges of its Fortune 1000 clients through a single-source solution that extends well beyond ink on paper. Offerings include traditional and digital print capabilities, distribution logistics, kitting and fulfillment, digital asset management, inventory management, print optimization, direct marketing and electronic commerce. Founded in 1908, Wallace is headquartered in Lisle, IL, with manufacturing, distribution and sales facilities throughout the United States. For more information, please visit www.wallace.com.

                                    #########

This news release contains statements relating to future results of Moore Wallace (including statements (i) as to expected annual revenues of Moore Wallace of $3.6 billion, (ii) that the transaction will be immediately accretive to Moore's earnings upon closing, (iii) as to the expected generation of at least $50 million in synergy savings, (iv) that Moore Wallace will generate substantial free cash flow in the first year in consolidated operations and (v) that the transaction is accretive to shareholder value, as well as other anticipated, believed, planned, forecasted, expected, targeted, and estimated results and Moore Wallace's outlook concerning future results) that are "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.

Factors relating to the completion of the transaction and the integration of the businesses that could cause material differences in the expected results of Moore Wallace include, without limitation, the following: the development and execution of comprehensive plans for asset rationalization, the successful integration of the IT systems, the ability to eliminate duplicative overhead and IT costs without excessive cost or adversely affecting the business, the potential loss of customers and employees as a result of the merger, the ability to achieve procurement savings by leveraging total spending across the organization, the success of the organization in leveraging its comprehensive product offering to the combined customer base as well as the ability of the organization to complete the integration of the combined companies without losing focus on the business. In addition, the ability of Moore Wallace to achieve the expected revenues, accretion and synergy savings will also be affected by the effects of competition (in particular the response to the transaction in the marketplace), the effects of paper and other raw material price fluctuations and shortages of supply, the rate of migration from paper-based forms to digital formats, the impact of currency fluctuations in the countries in which Moore operates, general economic and other factors beyond Moore Wallace's control, and other risks and uncertainties described from time to time in Moore and Wallace's periodic filings with United States and Canadian securities authorities, as applicable.

                                ----------------

This communication is not a solicitation of a proxy from any security holder of Wallace Computer Services, Inc. Moore Corporation Limited and Wallace Computer Services, Inc. will be filing with the Securities and Exchange Commission a proxy statement/prospectus to be mailed to Wallace Computer Services security holders and other relevant documents concerning the planned merger of Wallace Computer Services into a subsidiary of Moore Corporation. WE URGE INVESTORS IN WALLACE COMPUTER SERVICES TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Moore Corporation will be available free of charge from Moore Corporation Limited, c/o Moore Executive Offices, One Canterbury Green, Stamford, Connecticut 06901, Attention: Investor Relations, Tel. (203) 406-3700. Documents filed with the SEC by Wallace Computer Services will be available free of charge from Investor Relations, Wallace Computer Services, Inc., 2275 Cabot Drive, Lisle, IL 60532-3630, Tel. (630) 588-5000.

INVESTOR COMMUNICATIONS:

Analyst/Investor Conference Call at 10:00 a.m.EST/9:00 a.m.CST
Dial in: 1-877-500-6234

Moore Contacts:                          Wallace Contacts:

Mark Hiltwein                            Investors: Susan Fischer
EVP - Chief Financial Officer            Wallace Computer Services
Tel: 203-406-3709                        Tel: 630-588-6405

Thomas J. Quinlan III                    Media: Lekha Rao
EVP - Office of the Chief Executive      Brunswick Group
Tel: 203-406-3713                        Tel: 212-333-3810

Robert G. Burton Jr.
SVP - Investor Relations
Tel: 203-406-3712

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MOORE CORPORATION LIMITED



Date:  January 17, 2003            By:      /s/ Jennifer O. Estabrook
                                         -----------------------------
                                         Name:    Jennifer O. Estabrook
                                         Title:   Senior Vice President,
                                                  General Counsel and
                                                  Secretary

                                  EXHIBIT INDEX

Exhibit           Description
Number

2.1 Agreement and Plan of Merger, dated as of January 16, 2003, among Moore Corporation Limited, M-W Acquisition, Inc. and Wallace Computer Services, Inc.